                                  Exhibit 99


                             Sunterra Corporation
                  Consolidated Debtor and Non-Debtor Entities
                                 Balance Sheet
                                 June 30, 2001


                                                                    Total
                                                                Consolidated
                                                                 (Unaudited)
                                                                 -----------
Assets:
-------
Cash and cash equivalents                                       $ 20,423,833
Cash in escrow and restricted cash                                88,711,017
Mortgages receivable, net                                        204,299,866
Retained interests                                                28,448,755
Due from related parties                                          17,517,823
Other receivables, net                                            52,002,517
Prepaid expenses and other assets                                 14,404,675
Investment in joint ventures                                      19,767,128
Real estate and development costs                                294,873,623
Property and equipment, net                                       99,525,506
Intangible assets, net                                            72,410,871
                                                                ------------

                                                                $912,385,614
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                          $ 80,320,972
Notes payable subject to compromise                              675,224,994
Accounts payable not subject to compromise                        16,240,457
Accrued liabilities                                               53,077,529
Notes payable not subject to compromise                           54,881,351
Deferred income taxes                                              6,317,144
                                                                ------------
                                                                 886,062,447

Stockholders' equity                                              26,323,167
                                                                ------------

Total liabilities and equity                                    $912,385,614
                                                                ============

             The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.

                             Sunterra Corporation
                  Consolidated Debtor and Non-Debtor Entities
                               Income Statement
                       For the Month Ended June 30, 2001

                                                                        Total
                                                                    Consolidated
                                                                     (Unaudited)
                                                                     -----------
Revenues:
---------
Vacation interests sales                                           $ 12,583,503
Interest income                                                       2,271,235
Other income (loss)                                                     792,117
                                                                   -------------
     Total revenues                                                  15,646,855
                                                                   -------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                      2,355,355
Advertising, sales and marketing                                      6,563,997
Provision for doubtful accounts                                         322,649
Loan portfolio expenses                                               1,064,459
General and administrative                                            4,087,956
Depreciation and amortization                                         1,468,240
Resort property asset writedowns                                              -
                                                                   -------------
Total costs and operating expenses                                   15,862,656
                                                                   -------------

Income (loss) from operations                                          (215,801)

Interest expense                                                      1,875,237
Other nonoperating expenses                                            (183,710)
Realized (gain) on available-for-sale securities                              -
Equity (gain) on investment in joint ventures                          (330,839)
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                   (1,173,567)
     Interest (Income)                                                 (183,042)
     Professional Services                                            1,074,060
                                                                   -------------

Income (loss) before provision for taxes                             (1,293,940)

Provision for income taxes                                              331,554
                                                                   -------------
Net income (loss)                                                  $ (1,625,494)
                                                                   =============

             The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.

                                                                      Form No. 5
                                                                        (page 1)

                        UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF MARYLAND
                        OFFICE OF UNITED STATES TRUSTEE

IN RE:                        )          Case No. 00-5-6931-JS  through
SUNTERRA CORPORATION et al.,  )            00-5-6967-JS, 00-5-8313-JS
                              )                   (Chapter 11)
        Debtors               )           (Jointly Administered under
                                             Case No. 00-5-6931-JS)


MONTHLY OPERATING REPORT Calendar Month June 1 through June 30, 2001
                                        ----------------------------

                       FINANCIAL BACKGROUND INFORMATION

1.   ACCOUNT STATUS:  Cash _____________Accrual     X
                                                ---------

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report. Ann Cohen, Vice President
     -------------------------------------------------------------------------
     1781 Park Center Drive, Orlando, Florida 32835 (407) 532-1000
     -------------------------------------------------------------------------

3.   EMPLOYEE INFORMATION:
     Number of employees paid this period:         914
                                            ----------
     Current number of employees                   914
                                            ----------
     Gross monthly payroll:
        Officers, directors and principals  $  441,904
                                            ----------
        Other employees                     $2,035,195
                                            ----------
     All post-petition payroll obligations
     including payroll taxes are current.  Exceptions:  None
                                                      ----------

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period? Yes ____ No X . If yes,
                                                             ---
     explain:
     _______________________________________________________________________
     _______________________________________________________________________

5.   Are all BUSINESS LICENSES or BONDS current?
     Yes X  No ____  Not Applicable ____
        ---

6.   PRE-PETITION ACCOUNTS RECEIVABLE:
     Calculation still in process, will supply at a later date. See Note below

          Collected this Period      $______________
          Ending Balance             $______________

7.   POST-PETITION ACCOUNTS RECEIVABLE:
     Calculation still in process, will supply at a later date. See Note below 0-30 Days: $_______ 31-60 Days: $_______ Over 60 Days: $_______

                                                                      Form No. 5
                                                                        (page 2)


If there are any post-petition Accounts Receivable over 60 days, provide
                 --------------
Schedule AR giving a listing of such accounts and explain the delinquencies.? Yes ____ No ____.

Note:
The majority of Accounts Receivable consists of Mortgages Receivable and A/R Inventory. The Debtors are in the process of analyzing the Mortgage Receivables In-Transit Aging. Supporting documents are available should the U.S. Trustee require more information. The A/R Inventory consists of vacation intervals related to mortgages receivable that are in the process of being deeded back to the Debtors. The Debtors are in the process of analyzing this inventory and will be able to supply additional details in the near future.

8.   POST-PETITION ACCOUNTS PAYABLE:
     0-30 Days:  $2,252,218  31-60 Days: $492,164  Over 60 Days: $805,265
                 ----------              --------                --------

If there are any post-petition Accounts Payable over 30 days, provide Schedule
                 --------------
AP giving a listing of such accounts and explain the delinquencies.

Note:
Supporting documents for the A/P aging are available should the U.S. Trustee require more information.

9.   TAXES: Are all taxes being paid to the proper taxing authorities when due?
     Yes X   No ____. See Note below
        ---

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

Note:
There have been no changes to the escrow of payroll taxes as originally presented in the June 2000 MOR, except that the payroll service provider has been changed to ADP. Effective January 2001, ADP began to escrow payroll taxes for the Debtors. Supporting documents are available should the U.S. Trustee require more information.

10. BANK ACCOUNTS: Have you changed banks or any other financial institution during this period: Yes X No ___
                            ---

     If yes, explain: See Attachment D
                     -----------------------------------------------------------

     ___________________________________________________________________________
     ___________________________________________________________________________

                                                                      Form No. 5
                                                                        (page 3)

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes X No ____.
                     ---

     If no, explain: ___________________________________________________________

     ___________________________________________________________________________

12.  INSURANCE:  Policy expiration dates: See Attachment B


     Auto and Truck ______________________  Liability    _______________________
     Fire           ______________________  Workers Comp _______________________
     Other          ______________________  Expires:     _______________________

13.  ACTIONS OF DEBTOR.  During the last month, did the Debtor:
     (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? Yes ____ No X .
                                                                    ---

     If no, explain: ___________________________________________________________

     ___________________________________________________________________________

     OR consent to relief from the automatic stay (Section 362)? Yes ____ No X .
                                                                            ---

     If no, explain: ___________________________________________________________

     ___________________________________________________________________________
     (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes X No ______________________________
                                           ---

     If no, explain: ___________________________________________________________

     ___________________________________________________________________________

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of the Debtor's assets transfer, convey or abandon any of Debtor's
                                                                 ---
     assets to another party during the period of this report other than as set forth herein (including sales by creditors)? Yes___ No X .
                                                           ---

     If no, explain: ___________________________________________________________

     ___________________________________________________________________________
     If yes, a copy of court order authorizing the referenced action must be
                                                                     ----
     attached.

Please discuss any pending motions to sell estate assets.

Type of Motion
--------------

     See Attachment A.

                                                                      Form No. 5
                                                                        (page 4)

Brief Description of Asset
--------------------------

     See Attachment A.

Projected Income
----------------

     See Attachment A.

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. Yes: X See Attachment A.
                                                 ---


15.  PAYMENTS TO SECURED CREDITORS during Reporting Period:

                   Frequency of      Amount            Next         Post-Petition
                   Payments per      of Each           Payment      Pmts. Not Made
Creditor           Contract          Payment           Due          No. Amt
------------------------------------------------------------------------------------
Finova (endpaper)                      None
------------------------------------------------------------------------------------
Ableco Financing/Foothill              None
------------------------------------------------------------------------------------
98-A Securitization              $1,462,349 principal and interest
------------------------------------------------------------------------------------
99-A Securitization              $1,766,728 principal and interest
------------------------------------------------------------------------------------
99-B Securitization              $1,262,737 principal and interest
------------------------------------------------------------------------------------
Greenwich Capital                $603,124
------------------------------------------------------------------------------------
Bank of America                  None
------------------------------------------------------------------------------------
Key Global Finance               $ 28,146
------------------------------------------------------------------------------------
GE Capital (Matrix leases )      None
------------------------------------------------------------------------------------
Unicap (Matrix Funding)          None
------------------------------------------------------------------------------------

                                                                      Form No. 5
                                                                        (page 5)

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:

Professional Name                                  Type of Service Rendered      Fees Paid
-------------------------------------------------------------------------------------------
A&P Corporate Advisors                             Professional Fees                60,248
Alston & Bird, LLP                                 Legal Fees                        6,014
Baker & McKenzie                                   Legal Fees                        8,530
Bankruptcy Services LLC                            Professional Fees                 5,256
Bass Berry & Sims                                  Legal Fees                          353
Bock & Clark                                       Legal Fees                       36,030
Brown & Bunch                                      Legal Fees                          562
Chanin & Co                                        Professional Fees                50,000
DeConcini McDonald Yetwin Lacy                     Legal Fees                       16,832
Deloitte & Touche                                  Professional Fees               191,151
Dewey Ballantine LLP                               Legal Fees                        1,196
Dwyer Imanaka Schraff Kudo Meyer & Fujimoto        Legal Fees                       18,516
First American Title Search                        Professional Fees                20,575
Holland & Knight                                   Legal Fees                      267,139
Huntsinger & Jeffer                                Legal Fees                        5,427
Isherwood & Isherwood, P.C.                        Legal Fees                        3,286
Jay Alix & Assoc                                   Professional Fees               548,113
Jeffrey Chanin                                     Professional Fees                71,880
Jeffries & Co                                      Professional Fees               123,992
Johnson Murrell and Case                           Legal Fees                       19,150
Kaufman & Canoles                                  Legal Fees                        1,764
KPMG                                               Professional Fees               158,759
Stephen N Cool                                     Legal Fees                          825
Paul Hastings                                      Legal Fees                       24,706
Shapiro, Sher & Guinot                             Legal Fees                       19,906
The Clayton Group Inc                              Professional Fees               139,830
Tri-Lakes Title & Escrow Inc                       Professional Fees                 3,660
Whiteford Taylor & Preston                         Legal Fees                      262,659
Willkie Farr & Gallagher                           Legal Fees                      276,064
Wolcott Rivers Wheary Basnight & Kelly             Legal Fees                        5,073
                                                                                ----------
                                                   Legal & Professional         $2,347,495
                                                                                ==========

17.  QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:
     Monthly Disbursements:     For the month of June:
     (calendar quarter)         Quarter 2 fees paid  None
                                                   --------

                                                                      Form No. 5
                                                                        (page 6)

VERIFICATION
   I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief . The business of the Debtors is complex. The Debtors have sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtors will review their records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtors reserve the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtors deem appropriate. This Monthly Operating Report should not be considered an admission regarding any of the Debtors' income, expenditures or general financial condition, but rather the Debtors' current compilation of such information based on their investigations to date. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtors or their counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.


Dated:         August 17, 2001
            ------------------------

            DEBTOR IN POSSESSION

By:          /s/ Lawrence E. Young
            ------------------------

Name/Title: Lawrence E. Young CFO
            ------------------------

Address:    1781 Park Center Drive, Orlando, Florida 32835
            ----------------------------------------------

Telephone:      (407) 532-1000
            ------------------------


REMINDER:  Attach copies of debtor in possession bank statements.
--------

NOTE: Due to the number of bank accounts, no bank statements have been attached. See Attachment D for bank account listing.

--------------------------------------------------------------------------------

                                 ATTACHMENT A
                                 ------------
                          To Monthly Operating Report
                      Sunterra Corp., et al., June, 2001
                      ----------------------------------

     The following motions to sell assets of the Debtors were pending during the month of June 2001:

          Motion for Approval of (I) Sale of Real Property Free and Clear of Liens and Encumbrances and (II) Assumption of Related Executory Contract (40 Acres, James City County, Virginia) (filed August 31,
          2000) (Order entered June 12, 2001); and

          Motion for (i) Approval of Sale of Real Property and Related Assets Free and Clear of Liens and Encumbrances, and (ii) Approval of Brokerage Fee in Connection with Sale (Harbour Lights, San Diego, California) (filed April 26, 2001) (withdrawn by the Debtors May 24,
          2001) (re-filed by Debtors June 15, 2001).

          Motion for (i) Approval of Sale of Real Property and Related Assets Free and Clear of Liens and Encumbrances, and (ii) Approval of Brokerage Fee in Connection with Sale (Fort Lauderdale Beach Club, Florida) (filed May 31, 2001) (Order entered June 22, 2001); and

          Motion for Approval of Timeshare Intervals and Related Mortgage Receivables Free and Clear of Liens and Encumbrances (Tahoe Seasons Resorts, South Lake Tahoe, CA) (filed June 15, 2001); and

          Motion for (i) Approval of Sale of Real Property and Related Assets Free and Clear of Liens and Encumbrances, and (ii) Assumption and Assignment of Executory Contracts (Carambola Beach Resort, St. Croix) (filed June 15, 2001).

     Also in June, 2001, the Debtors may have disposed of certain assets pursuant to the Order Authorizing The Sale And/Or Abandonment Of Miscellaneous Assets Including But Not Limited To Certain Furniture, Fixtures And Equipment, entered by the Court on September 14, 2000. (All of the pleadings referred to above are on file with the Clerk's Office).

     The Debtors may also have disposed of certain assets in the ordinary course of business in June 2001.

Sunterra Resorts Policy Register 2001 - 2002                        Attachment B
--------------------------------------------

Type of             Company &         Policy
Coverage            Policy Number     Period    Limits/Deductible                      Premium      Comments
--------            -------------     -------   -----------------                      -------      --------
Primary General     American Safety   8/1/00-   $2,000,000 Aggregate;                 $  450,000    McGriff Broker
Liability           Risk Retention    8/1/01    $2,000,000 Products/ Completed        $   22,500    Covers all Sunterra Corp's.
                                                Operations Aggregate;                 Taxes/        locations except Lake Arrowhead,
                                                $1,000,000 Personal & Advertising     Fees          Hawaii resorts and St. Maarten
                                                Injury;                                             resorts
                                                $1,000,000 Each Occurrence;
                                                $50,000 Fire Legal;
                                                $1,000,000 EBL;
                                                $1,000,000 Liquor Liability;
                                                $5,000 Deductible
General Liability   American Safety   8/1/00-   Covers $5,000 per occurrence          $  175,000    McGriff Broker
Stop Loss           Risk Retention    8/1/01    deductible on the primary G/L
Aggregate Fund                                  policy for 12 months
Umbrella Policy     National Union    3/1/01-   $50M each occurrence/$50M             $  175,000    Rated A++XV
                    Fire Ins. Co.     3/1/02    aggregate where applicable;
                    (AIG)                       Excess of scheduled underlying
                    BE8710004                   policy(ies) Auto, GL & DIC
Excess Umbrella     Ohio Casualty     3/1/01-   $50M each occurrence/ $50M            $   50,000    Rated AXI
Policy              Insurance Co.     3/1/02    aggregate where applicable;
                    EOC52824758                 Excess of $50M each occurrence/
                                                $50M aggregate Auto, GL & DIC
Foreign Liability   Fireman's Fund    3/1/01-   $1,000,000 Commercial GL;             $   74,434    Covers claims brought against
 DIC                Insurance         3/1/02    $1,000,000 Contingent Auto                          Sunterra Corp. and subsidiaries
General Liability   Company                     Liability;                                          for claims/ accidents occurring
Cover               #IDC00084513761             $1,000,000 Employers Liability                      outside the USA which are
                                                                                                    litigated/ filed in the USA.
                                                                                                    Rated A++XV
Property Policy     Lloyds of         3/1/01-   $2.5 million annual aggregate         $1,684,802    McGriff Broker
                    London            3/1/02                                                        Covers all Sunterra Corp's.
                    168603M                                                                         owned or managed resorts, except
                                                                                                    for Lake Arrowhead and the St.
                                                                                                    Maarten resorts
Property Policy     Lloyds of         3/1/01-   $2.5 million excess of $2.5           $  947,702    McGriff Broker
                    London            3/1/02    million annual aggregate for                        Excess property covers 2nd
                    168602M                     all perils, separately for                          layer; $5 million in combined
                                                Flood and Earthquake                                property, business interruption
                                                                                                    and continuing expenses
                                                                                                    coverage. This policy will drop
                                                                                                    down and become primary if the
                                                                                                    above policy limits are
                                                                                                    exhausted.
Property Policy     Westchester       3/1/01-   $20 million excess of $2.5 million    $  400,142    McGriff Broker
                    Surplus Lines     3/1/02    per occurrence, which in turn                       Excess property covers 3/rd/
                    Insurance Co.               excess of $2.5 million annual                       layer; $25 million in combined
                    WXA662745-0                 aggregate for all perils annually,                  property, business interruption
                                                separately for Flood and Earthquake                 and continuing expenses coverage
Property Policy     Royal Surplus     3/1/01-   $100 million excess $22.5 million     $  179,012    McGriff Broker
                    Lines -           3/1/02    except California Earthquake ($30                   Excess property 4/th/ layer;
                    KHD317915                   million excess $22.5 million per                    $125 million in combined
                                                occurrence, which in turn excess of                 property, business interruption
                                                $2.5 million annual aggregate for                   and continuing expenses coverage
                                                all perils)
----------------------------------------------  -----------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2001 - 2002                        Attachment B
--------------------------------------------

Type of             Company &         Policy
Coverage            Policy Number     Period  Limits/Deductible                        Premium      Comments
--------            -------------     ------  -----------------                        -------      --------
Property Policy     TIG Specialty     3/1/01- $5 million excess of $5 million per     $  142,157    Wind Flood Hail Coverage for
                    Ins. Co.          3/1/02  occurrence for wind, hail and flood                   U.S. Virgin Islands
                    XPT39205273               USVI
Property Policy     Fulcrum           3/1/01- $5 million excess of $10 million        $   63,182    Wind Flood Hail Coverage for
                    Insurance Co.     3/1/02  per occurrence for wind, hail and                     U.S. Virgin Islands
                    240230-2001               flood USVI
Boiler and          Travelers         3/1/01- $45,000,000                             $    6,027    McGriff Broker
Machinery           Insurance         3/1/02                                                        Covers all Sunterra Corp.'s
Coverage            Company                                                                         locations and resorts except St.
                    #BMGM5J273K                                                                     Maarten and Lake Arrowhead; $45
                    099611L01                                                                       million excess of the primary
                                                                                                    Lloyds property policy.
HOA D&O Policy      National Union   11/1/00-  $5,000,000 limit                                     Marsh Broker
                    Fire Insurance   11/1/01   $5,000 deductible                                    Individual D&O policies for HOA
                    Co. #004738335                                                                  Boards
                                                                                      $    3,000    AOAO Poipu Point
                                                                                                    AOAO Hawaiian Monarch
                                                                                      $    3,000    Breakers of Ft. Lauderdale Condo
                                                                                                    Assoc.
                                                                                      $    3,000    Bent Creek Golf Village Condo
                                                                                                    Assoc. Inc.
                                                                                      $    2,000    Carambola Beach Resort Owners
                                                                                                    Assoc. Inc.
                                                                                      $    2,000    Coral Sands of Miami Beach
                                                                                                    Timeshare Assoc. Inc.
                                                                                      $    5,000    Cypress Pointe II Condo Assoc.
                                                                                      $    3,000    Cypress Pointe Resort at Lake
                                                                                                    Buena Vista Condo Assoc.
                                                                                      $    3,000    Gatlinburg Town Square Resort
                                                                                                    Condo II Assoc.
                                                                                      $    3,000    Gatlinburg Town Square Members
                                                                                                    Assoc.
                                                                                      $    3,000    Gatlinburg Town Square Master
                                                                                                    Assoc.
                                                                                      $    3,000    Grand Beach Resort Condo Assoc.
                                                                                      $    3,000    Greensprings Plantation Resort
                                                                                                    Owners Assoc.
                                                                                      $    3,000    Lake Tahoe Vacation Ownership
                                                                                                    Resort Owners' Assoc.
                                                                                      $    2,000    Mountain Meadows Timeshare
                                                                                                    Owners' Assoc.
                                                                                      $    3,000    Plantation at Fall Creek Condo
                                                                                                    Assoc.
                                                                                      $    3,000    Poipu Point Vacation Owners'
                                                                                                    Assoc.
                                                                                      $    3,000    Polynesian Isles Resort Condo IV
                                                                                                    Assoc.
                                                                                      $    2,000    Polynesian Isles Resort Master
                                                                                                    Assoc.
                                                                                      $    2,000    Polynesian Isles Resort Condo
                                                                                                    Assoc.
------------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2001 - 2002                        Attachment B
--------------------------------------------

Type of             Company &        Policy
Coverage            Policy Number    Period    Limits/Deductible              Premium        Comments
--------            -------------    ------    -----------------              -------        --------
HOA D&O Policy -    National Union   11/1/00-  $5,000,000 limit                              Marsh Broker
Continued           Fire Insurance   11/1/01   $5,000 deductible                             Individual D&O policies for HOA
                    Co. #004738335                                                           Boards
                                                                              $    5,000     Powhatan Plantation Owners Assoc.
                                                                              $    3,000     The Ridge on Sedona Golf Resort
                                                                                             Owners' Assoc.
                                                                              $    3,000     Ridge Pointe Property Owners
                                                                                             Assoc.
                                                                              $    3,000     Royal Dunes Beach Villas at Port
                                                                                             Royal Resort Owners' Assoc.
                                                                              $    5,000     Scottsdale Villa Mirage Resort
                                                                                             Owners' Assoc.
                                                                              $    3,000     Sedona Springs Resort Owners'
                                                                                             Assoc.
                                                                              $    3,000     Sedona Summit Resort Owners'
                                                                                             Assoc.
                                                                              $    2,000     The Savoy on South Beach Condo
                                                                                             Assoc., Inc.
                                                                              $    2,000     Town Village Resort Condo
                                                                                             Assoc., Inc.
                                                                              $    5,000     Scottsdale Villa Mirage Resort
                                                                                             Condo Assoc. Inc.
                                                                              $    5,000     Vacation Timeshare Owners Assoc.
                                                                              $    2,000     Villas de Santa Fe Condo Assoc.
                                                                              $    2,000     Villas at Poco Diablo Assoc.
                                                                              $    2,000     Villas on the Lake Owners Assoc.
Corporate           Genesis          1/27/01-  $10,000,000                    $  100,000     Marsh Broker
Directors &         Insurance Co.    1/27/02                                                 Aggregate limits of $25 million
Officers            #YB001931A                                                               through end of current policy
                                                                                             period
Corporate           Genesis          1/27/01-  $10,000,000 x 15 million       $   50,000     Marsh Broker
Directors &         Insurance Co.    1/27/02
Officers            #YXB001937
Corporate           Twin City Fire   1/27/01-  $5,000,000 x 10 million        $   35,000     Marsh Broker
Directors &         Insurance Co.    1/27/02
Officers            (Hartford) #NDA
                    0131223-00
Corporate           Genesis          1/27/01-  $5,000,000 Primary             $  647,500
Directors &         Insurance Co.    1/27/02
Officers            #YXB002299
Corporate           Gulf Insurance   1/27/01-  $5,000,000 X $5,000,000        $  323,750
Directors &         Company          1/27/02
Officers            #GA0723854
Corporate           Twin City Fire   1/27/01-  $5,000,000 X $10,000,000       $  242,813
Directors &         Insurance Co.    1/27/02
Officers            (Hartford) #NDA
                    0131223-01
Corporate           Greenwich        1/27/01-  $5,000,000 X $15,000,000       $  160,000
Directors &         Insurance  Co.   1/27/02
Officers            (XL - Capitol)
----------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2001-2002                         Attachment B
--------------------------------------------

Type of           Company &           Policy
Coverage          Policy Number       Period     Limits/Dedutible                        Premium         Comments
--------          ------------        ------     ----------------                        -------         ---------
Corporate         Clarendon National  1/27/01-   $5,000,000 X $20,000,000                $150,000
Directors &       Insurance Co.       1/27/02
Officers          (MAG)

Professional      Philadelphia        6/1/01-    $5,000,000                              $84,802         Marsh Broker
Liability E&O     Indemnity           6/1/02     $10,000 deductible                                      E&O coverage for mortgage
                  HCL 2002942                                                                            banking, resort management
                                                                                                         and independent brokers by
                                                                                                         endorsement

Workers           Legion Insurance    6/15/01-   $1,000,000 limit per accident;          $803,916        McGriff Broker
Compensation      TBA                 6/15/02    $1,000,000 Disease policy limit;                        Covers all states except
All Other States                                 $1,000,000 Disease - each employee                      Hawaii, Nevada, Washington
                                                                                                         and U.S. Virgin Islands

Workers           TIG Insurance       6/15/01-   $1,000,000 limit per accident;          $365,475        Marsh Honolulu broker
Compensation                          6/15/02    $1,000,000 Disease policy limit;                        Coverage Hawaii locations -
Hawaii                                           $1,000,000 Disease - each employee                      Marc, Embassy Poipu,
                                                                                                         Kaanapali and Sunterra
                                                                                                         Pacific resorts

EPL               Lexington           4/8/01-    $15,000,000 each insured event limit    $316,295 (does  Marsh
                                                                                                         EPL coverage extends
                  #1052315            4/8/02     $15,000,000 total aggregate policy      not include     to independent contractors
                                                 period limit                            E&S or other    and claims against Sunterra
                                                 $100,000 deductible                     applicable      claims against Sunterra for
                                                                                         taxes)          acts of independent
                                                                                                         contractors

Sunterra          St. Paul Fire &     4/09/01-   $1,000,000 single limit;                $70,734 AOS     McGriff Atlanta
Automobile        Marine              4/09/02    $5,000 per accident deductible;         $16,464 FL
Policy &          CA00101153                     $200,000 garagekeepers liab.            $29,941 Va
Garage-keepers    CA00101154 FL                  $2,500 GK Collision deductible;         $865 USVI
                  CA00101152 Va                  $500 GK Comprehensive deductible
                  CA00101155 USVI

Hawaii Automobile TIG Insurance Co.   3/01/01-   $1,000,000 bodily injury per            TBD             Marsh Honolulu broker
Liability Policy                      3/01/02    incident;
                                                 $1,000,000 property damage per
                                                 incident;
                                                 $500/$500 collision/ comprehensive
                                                 deductible;
                                                 $1,000,000 limit;
                                                 $1,000 deductible
                                                 $20,000/$40,000 non-stacked
                                                 Uninsured/underinsured motorist

Hawaii GL Policy  TIG Insurance       3/1/01-    $1,000,000 each occurrence              $240,000        Marsh Honolulu broker
                  Co.                 3/1/02     $50,000 fire damage
                                                 $5,000 medical expenses
                                                 $1,000,000 personal injury
                                                 $2,000,000 general aggregate
                                                 $2,000,000 products/completed
                                                 operations aggregate
                                                 $1,000 deductible

General Liability TIG Insurance       3/1/01-    $2,000,000 aggregate                    $8,792          McGriff Broker
Ridge Spa and     Co.                 3/1/02     $1,000,000 occurrence                                   Separate policy for spa and
Racquet Club      #T7003750051204                $300,000 fire damage                                    health club
                                                 $5,000 medical expense

--------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2001-2002                          Attachment B
------------------------------------------

Type of           Company &           Policy
Coverage          Policy Number       Period     Limits/Dedutible                        Premium       Comments
--------          ------------        ------     ----------------                        -------       ---------

Marina Operators  Commercial Union    5/1/01-    $1,000,000 protection and indemnity     $20,500       McGriff Broker
Liability         Insurance           5/1/02     $1,000,000 rental liability                           Plantation at Fall Creek,
                  CZJH20890                      $100,000 per vessel Bailees                           Villas on the Lake, Powhattan
                                                 $1,000,000 per occurrence Bailees                     Plantation Campground and
                                                 $1,000 deductible                                     Marina

Comprehensive 3D  National Union Fire 2/28/00-   $200,000 single loss                    $2,500        Marsh Broker
Policy (#10/81)   Insurance Co.       2/28/01    $2,500 deductible single loss                         Employee dishonesty coverage
for Island Colony #860-60-05

Comprehensive 3D  National Union Fire 2/18/00-   $200,000 single loss                    $2,500        Marsh Broker
Policy (#10/81)   Insurance Co.       2/18/01    $2,500 deductible single loss                         Employee dishonesty coverage
for Poipu Point   #008-606-508

Blanket Crime     National Union Fire 9/1/00-    $3,000,000                              $30,012       Marsh Broker
Policy            Insurance Co. of    8/31/01    $25,000 deductible                                    Covers all Sunterra Corp.
                  Pittsburgh, PA                                                                       locations and managed
                  #473-30-27                                                                           location

St. Maarten       Allianz Royal       7/12/00-   $43,603,000 loss limit                  $1,202,784    McGriff Atlanta
Property          Nederland           7/12/01    $10,000 deductible per occurrence
Insurance                                        2% TIV deductible for flood and wind

Boiler &          Travelers           7/12/00-   $30,000,000                             $11,399       McGriff Atlanta
Machinery         Insurance           7/12/01
St. Maarten       Company
                  BMG532X4032

Foreign Liability Zurich              7/12/00-   $1,000,000 aggregate                    $11,000       McGriff Atlanta
Contingent                            7/12/01    $500,000 each occurrence
Automobile                                       $1,000,000 fire legal
Liability,                                       $1,000,000 liquor liability
Garagekeepers,
Innkeepers
St. Maarten

Business Travel   Unum Policy # GTA    5/01/01-  $5,000,000 aggregate limit of           $8,280        Aon Consulting, Inc.
Accident Policy   23207                5/01/02   liability
Basic Life        Prudential           1/01/01-  1 X Salary to $1,000,000
Insurance         Healthcare Contract  12/31/01
                  #76976

Supplemental Life Prudential           1/01/01-  1,2, or 3 X Salary to $1,000,000
Insurance         Healthcare Contract  12/31/01
                  #76976

AD&D              Prudential           1/01/01-  50% to $100,000
                  Healthcare Contract  12/31/01
                  #76976

Short Term        Prudential           1/01/01-  60% to $1,000
Disability        Healthcare Contract  12/31/01
                  #76976

Long Term         Prudential           1/01/01-   50% to $10,000
Disability        Healthcare Contract  12/31/01
                  #76976

Dental            MetLife Contract     1/01/01-   $50/$150 deductible;                                 In-Network: 100% / 80% /
                  #300151 (insured)    12/31/01   $1,500 annual maximum;                               50% /50%
                                                  $50 orthodontia deductible;                          Out-of-Network: 80% / 60% /
                                                  $2,000 orthodontia maximum                           30% / 50%


--------------------------------------------------------------------------------

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of June 30, 2001

Property Name                  Acct. Title                            Bank Name                        Bank Account #        ABA#
------------------------------------------------------------------------------------------------------------------------------------
Coral Sands                                                           Bank of America                   003064479205       111000012
Cypress Pointe                                                        Bank of America                   003064463813       111000012
Cypress Pointe                 Cypress Pointe Resort In House         First Union National Bank        2020000576169       063000021
                               Sales and Marketing
Cypress Pointe                 CPR Petty Cash Spiff Acct              First Union National Bank        2090000321205       063000021
EVR Grand Beach                Schreeder Wheeler & Flint Acting       First Union National Bank        2090001812807       063000021
                               Escrow Agent
EVR Grand Beach                                                       Bank of America                   003064413944       111000012
EVR Grand Beach                Resort Marketing Petty Cash            First Union National Bank        2090000740365       063000021
EVR Lake Tahoe                 RMI, Inc Brokers Trust Account         Wells Fargo Bank                   0314901042        121000248
EVR Lake Tahoe                 Lake Tahoe Resort Partners, LLC        Wells Fargo Bank                   0059011684        121000248
EVR Lake Tahoe                 RMI, Inc. Lake Tahoe Payroll Acct      Wells Fargo Bank                   0901069161        121000248
EVR Lake Tahoe                 Resort Marketing International         Wells Fargo Bank                   0901069187        121000248
First American Tour & Travel                                          Ozark Mountain Bank                000086174
Flamingo Beach                 Merchant                               Windward Island Bank                20018209            N/A
Flamingo Beach                                                        First Union National Bank        2090001067487       063000021
Flamingo Beach                 Operating                              Windward Island Bank                20018100            N/A
Flamingo Beach                 French Franc's                         Banque Francaise Commerciale       602148390            N/A
Flamingo Beach                 French Usds                            Banque Francaise Commerciale      60639999088           N/A
Flamingo Beach                 RMI Flamingo CVOA                      First Union National Bank        2090001067623       063000021
Flamingo Beach                 AKGI Flamingo CVOA                     First Union National Bank        2090001067856       063000021
Flamingo Beach                 Payroll Usd                            Windward Island Bank                20018002            N/A
Flamingo Beach                 Payroll Naf                            Windward Island Bank                20145702            N/A
Ft. Lauderdale Beach                                                  First Union National Bank        2000001995594       063107513
Gatlinburg (Bent Creek)        SWF-Escrow                             Bank First                          04806220         064204198
Gatlinburg (Bent Creek)        Sunterra Resorts, Inc.                 Mountain National Bank             104004783         064208437
Gatlinburg (Town Square)       Escrow-SWF                             Bank First                          04806476         064204198
Gatlinburg (Town Square)       Money Market                           First Union National Bank        2976374109798
Gatlinburg (Town Square)       MMG Development Corp. c/o Signature    Amsouth Bank                       3720224672
                               Resorts Inc.
Gatlinburg (Town Square)       Berkely Four Seasons Vacations         SunTrust                            5654300
Gatlinburg (Town Village)      Escrow-SWF                             Bank First                          04807618         064204198
Northern VA Sales Ctr                                                 Bank of America                   004112989329
Northern VA Sales Ctr                                                 First Union National Bank        2050000283493       063000021
Plantation at Fall Creek                                              Bank of America                   002863355107
Polynesian Isles                                                      First Union National Bank        2000001995578
RMI Carlsbad                   Encore Account                         Wells Fargo Bank                   0435245261        121000248
RMI Myrtle Beach                                                      Bank of America                    3751477277        111000012
RMI Myrtle Beach               RMI Myrtle Beach Payroll               Bank of America                    3751477264        111000012
RMI Orlando                    Premier Vacations Inc                  Amsouth Bank                       3720096828        63104668
Royal Palm                                                            First Union National Bank        2090001067490       063000021
Royal Palm                     French Franc's                         Banque Francaise Commerciale      60214829097           N/A
Royal Palm                     Merchant                               Windward Island Bank                20017310            N/A
Royal Palm                     AKGI Royal Palm CVOA                   First Union National Bank        2090001067869       063000021
Royal Palm                     Operating                              Windward Island Bank                20017201            N/A
Royal Palm                     Payroll Naf                            Windward Island Bank                20145604            N/A
Royal Palm                     Payroll Usd                            Windward Island Bank                20017103            N/A
Royal Palm                                                                                               606399890

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of June 30, 2001

Property Name                  Acct. Title                            Bank Name                        Bank Account #        ABA#
------------------------------------------------------------------------------------------------------------------------------------
Royal Palm                     RMI Royal Palm CVOA                    First Union National Bank        2090001461766       063000021
San Luis Bay                   Rental                                 Wells Fargo Bank                   0901069831
Savoy                                                                 First Union National Bank        2020000608477       063000021
Scottsdale Villa Mirage                                               Bank of America                    252962179
Scottsdale Villa Mirage        All Seasons Realty Inc SVM Function    Bank One Arizona                   2323-6529         122100024
                               & Activities
Scottsdale Villa Mirage        Resort Marketing Int'l                 Bank One Arizona                   2017-4235         122100024
Scottsdale Villa Mirage        Resort Marketing Int'l                 Bank One Arizona                   2017-4307         122100024
Sedona Properties              RMI Comm                               Bank One Arizona                   2363-9077         122100024
Sedona Properties                                                     Bank of America                  various accts.
Sedona Properties              All Seasons                            Bank One Arizona                   0768-8821         122100024
Sedona Properties              All Seasons Realty-Activities          Bank One Arizona                   0768-9453         122100024
                               Clearing Acct
Sedona Properties              RMI Payroll                            Bank One Arizona                   2751-0916         122100024
Sedona Properties              All Seasons Resorts Inc-Fees Acct      Bank One Arizona                   0768-8645         122100024
Sedona Properties              Ridge at Sedona Golf Resort            Bank One Arizona                   2750-9886         122100024
Sedona Properties              All Seasons Realty Inc-Functions Acct  Bank One Arizona                   1005-8089         122100024
Sedona Properties              Ridge at Sedona Golf Resort            Bank One Arizona                   2750-9907         122100024
Sedona Properties              All Seasons                            Bank One Arizona                   2248-4624         122100024
St. Croix - Carambola          Capital Reserve                        The Bank of Nova Scotia              962-10          101606216
St. Croix - Carambola          Hotel Merchant                         The Bank of Nova Scotia              856-18          101606216
St. Croix - Carambola          Development Operating                  The Bank of Nova Scotia              818-17          101606216
St. Croix - Carambola                                                 Chase Manhattan Bank            726-10-999-8585
St. Croix - Carambola          Hotel Operating                        The Bank of Nova Scotia              965-12          101606216
St. Croix - Carambola          RMI Carambola Property Payroll         The Bank of Nova Scotia              861-18          101606216
St. Maarten, NV                                                       Windward Island Bank                20016901            N/A
Sunterra Corporation           Sunterra Corporation, Credit Card      First Union National Bank        2000008319869       063000021
Sunterra Corporation           Signature Resorts Inc                  First Union National Bank        2090002393011       063000021
Sunterra Corporation           Signature Resorts Inc                  Fidelity Investments            0059-0080390248      021000018
Sunterra Corporation           Sunterra Corporation                   Salomon Smith Barney           224-90675-1-9-315     021000021
Sunterra Corporation           Sunterra Corporation-Operating         First Union National Bank        2000008319856       063000021
Sunterra Corporation           Sunterra Corporation-Payroll           First Union National Bank        2000008319953       063000021
Sunterra Finance                                                      LaSalle National Bank             69-7934-70-5
Sunterra Finance                                                      Bank One Arizona                   0311-2294         122100024
Sunterra Finance                                                      Bank One Arizona                   2313-5354
Sunterra Finance                                                      Old Kent Bank                      7508759557
Sunterra Finance                                                      Bank One Arizona                   0174-7034         122100024
Sunterra Finance                                                      Bank One Arizona
Sunterra Finance                                                      LaSalle National Bank             69-7934-71-3
Sunterra Finance               Sunterra Financial Services, Inc.      Bank of America                   000880008065
Tahoe Beach & Ski              Resort Marketing Int                   Bank of America                    0495910223        121000358
Tahoe Roundhill                Resort Connections                     Wells Fargo Bank                   4159566660        121000248
Villas de Santa Fe             Signature Resorts Inc RMI Santa Fe     Wells Fargo Bank                   0644525651        107002192
Villas on the Lake                                                    Bank of America                   004771161038
Virginia - Greensprings                                               Bank of America                   004130354431
Virginia - RMI                 Petty Cash                             Wachovia Bank                      7901037196        051000253
Virginia - RMI                 RMI Payroll Account                    Wachovia Bank                      7901037153        051000253
Virginia - RMI                 RMI Virginia Operating Account         Wachovia Bank                      7901037145        051000253

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2001

                                                                Total
                                                         Consolidated
Legal entity                                                 Sunterra
Bankruptcy filing number                                  Corporation
                                                          -----------
Assets:
-------
Cash and cash equivalents                              $   10,767,589
Cash in escrow and restricted cash                         62,723,639
Mortgages receivable, net                                 188,294,528
Retained interests                                         28,448,755
Intercompany receivable                                   103,121,830
Due from related parties                                    9,557,920
Other receivables, net                                     40,757,240
Prepaid expenses and other assets                          12,088,424
Investment in joint ventures                                  250,000
Real estate and development costs                         253,608,646
Property and equipment, net                                69,815,262
Intangible assets, net                                     35,496,690
                                                       --------------

                                                       $  814,930,523
                                                       ==============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                     80,320,972
Notes payable subject to compromise                       675,224,994
Accounts payable not subject to compromise                  9,677,818
Accrued liabilities                                        11,101,987
Notes payable not subject to compromise                    54,289,826
Deferred income taxes                                       6,419,453
                                                       --------------
                                                          837,035,050

Stockholders' equity                                      (22,104,527)
                                                       --------------

Total liabilities and equity                           $  814,930,523
                                                       ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2001

                                                                Total
                                                         Consolidated
Legal entity                                                 Sunterra
Bankruptcy filing number                                  Corporation
                                                          -----------
Revenues:
---------
Vacation interests sales                               $    5,739,153
Interest income                                             2,055,413
Other income (loss)                                        (1,110,218)
                                                       --------------
     Total revenues                                         6,684,348
                                                       --------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                            1,307,292
Advertising, sales and marketing                            3,260,725
Provision for doubtful accounts                               301,357
Loan portfolio expenses                                     1,014,988
General and administrative                                  1,655,573
Depreciation and amortization                                 925,203
                                                       --------------
Total costs and operating expenses                          8,465,138
                                                       --------------

Income (loss) from operations                              (1,780,790)

Interest expense                                            1,824,318
Other nonoperating expenses                                  (183,710)
Realized (gain) on available-for-sale securities                    -
Equity (gain) on investment in joint ventures                       -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                         (1,173,567)
     Interest (Income)                                       (183,042)
     Professional Services                                  1,074,060
                                                       --------------

Income (loss) before provision for taxes                   (3,138,849)

Provision for income taxes                                          -
                                                       --------------
Net income (loss)                                      $   (3,138,849)
                                                       ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended June 30, 2001

                                                                Total
                                                         Consolidated
                                                             Sunterra
                                                          Corporation
                                                          -----------
Beginning Cash Balance                                 $    5,551,417 (a)

Interest Income on full DIP draw                               89,025

Deposit/Collection:
-------------------
Encore                                                         81,302
Rental Income                                                 174,471
Sports Package                                                    150
Tour Sales                                                    159,741
Closing Costs                                                  25,600
Operating Refunds                                              21,164
Conversions                                                     4,233
Escrow Funds                                                2,298,837
Sunterra's Collections on Mortgages Receivable              3,194,108
Sunterra Finance Servicing Fee Income                          99,879
Employee Payroll Deduction Reimbursement                       62,483
Non-Debtor Reimbursements                                     106,280
                                                       --------------

    Subtotal-Deposit/Collection Inflows                     6,317,273

Resort Operating & Payroll Balances (added back)            1,493,329

Other:
------
Asset Sales                                                 2,554,804
DIP Loan Borrowing                                          8,000,000
Other                                                         472,294
                                                       --------------

Total Cash Inflows                                         18,837,699

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended June 30, 2001

                                                                Total
                                                         Consolidated
                                                             Sunterra
                                                          Corporation
                                                          -----------
Outflows:
---------
Operating-Corporate                                         1,296,074
Operating-Sunterra Finance                                    402,598
Operating-Premier                                               5,576
Operating-Carlsbad                                              5,272
Operating-FATT                                                  3,282
Operating-Resorts                                           1,569,349
Payroll-Corporate                                             665,882
Payroll-Sunterra Finance                                      471,641
Payroll-Resorts(S&W)                                        1,242,326
Commissions-Post                                              745,401
HOA Subsidies & Maintenance Fees                            1,320,632
Health Claims                                                 402,047
Insurance - Coverage Premiums                                 503,800
IT Equipment Lease                                            112,585
Professional Fees                                           2,193,108
                                                       --------------

Total Cash Outflows                                        10,939,569

Capital Expenditures and Maintenance:
-------------------------------------
Construction                                                  715,000
Hurricane Repairs                                              66,000

Interest:
---------
Interest Expense on D.I.P.                                    324,684
DIP Loan Paydown                                            1,515,691
                                                       --------------

Total Cash Outflows                                        13,560,944
                                                       --------------

Ending Cash Balance                                        10,828,172
Non Cash Adjustments                                          (60,583)
                                                       --------------
Balance per Cash Flow                                  $   10,767,589
                                                       ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended June 30, 2001

                                                                Total
                                                         Consolidated
                                                             Sunterra
                                                          Corporation
                                                          -----------
Reconciliation:
---------------

Bank Balances:
--------------
First Union                                                 2,468,571
Salomon Smith Barney                                        9,211,322
Resort Cash Accounts                                          831,875
                                                       --------------
Total Bank Balances                                        12,511,768

Less Outstanding Checks                                    (1,744,179)
                                                       --------------
Total Cash per Balance Sheet                           $   10,767,589
                                                       ==============

Difference                                                          -


Notes to Debtor's Cash Flow:
----------------------------
a) Beginning cash balance includes Corporate Cash only





The consolidated and legal entities cash flows represent the cash activity in and out of the Corporate main accounts that fund all the individual resort cash accounts and do not reflect cash flow for the individual cash accounts.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2001


                                                                  Sunterra
Legal entity                                                   Corporation
Bankruptcy filing number                                      00-5-6931-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $  9,326,381
Cash in escrow and restricted cash                              31,655,359
Mortgages receivable, net                                         (404,707)
Retained interests                                                       -
Intercompany receivable                                        345,739,105
Due from related parties                                         3,098,072
Other receivables, net                                          15,654,062
Prepaid expenses and other assets                                7,050,642
Investment in joint ventures                                       250,000
Real estate and development costs                               88,249,269
Property and equipment, net                                     53,453,301
Intangible assets, net                                          26,106,635
                                                              ------------
                                                              $580,178,119
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                          56,408,747
Notes payable subject to compromise                            585,462,842
Accounts payable not subject to compromise                       5,742,120
Accrued liabilities                                              6,987,213
Notes payable not subject to compromise                         54,289,826
Deferred income taxes                                            6,400,533
                                                              ------------
                                                               715,291,281

Stockholders' equity                                          (135,113,162)
                                                              ------------

Total liabilities and equity                                  $580,178,119
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2001


                                                                  Sunterra
Legal entity                                                   Corporation
Bankruptcy filing number                                      00-5-6931-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $    389,860
Interest income                                                          -
Other income (loss)                                               (614,984)
                                                              ------------
     Total revenues                                               (225,124)
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                    77,479
Advertising, sales and marketing                                   336,973
Provision for doubtful accounts                                       (556)
Loan portfolio expenses                                                  -
General and administrative                                       1,583,728
Depreciation and amortization                                      754,380
                                                              ------------
Total costs and operating expenses                               2,752,004
                                                              ------------

Income (loss) from operations                                   (2,977,128)

Interest expense                                                   939,465
Other nonoperating expenses                                       (183,710)
Realized (gain) on available-for-sale securities                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                              (1,173,567)
     Interest (Income)                                            (183,042)
     Professional Services                                       1,074,060
                                                              ------------
Income (loss) before provision for taxes                        (3,450,334)

Provision for income taxes                                               -
                                                                         -
                                                              ------------
Net income (loss)                                             $ (3,450,334)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended June 30, 2001

                                                                  Sunterra
Legal entity                                                   Corporation
Bankruptcy filing number                                      00-5-6931-JS
                                                              ------------
Inflows:
--------
Interest Income on D.I.P.                                     $     89,025

Deposit/Collection
------------------
Encore                                                               4,898
Rental Income                                                      169,909
Tour Sales                                                            (677)
Closing Costs                                                       24,256
Operating Refunds                                                   30,316
Conversions                                                          4,233
Escrow Funds                                                       438,318
Sunterra's Collections on Mortgages Receivable                   3,194,108
Employee Payroll Deduction Reimbursement                            22,757
Non-Debtor Reimbursements                                          106,280
                                                              ------------
    Subtotal-Deposit/Collection Inflows                          4,083,422

Other
-----
Asset Sales                                                      2,554,804
Other                                                              472,294
                                                              ------------
    Total Cash Inflows                                           7,110,520

Outflows:
---------
Operating-Corporate                                              1,296,074
Operating-FATT                                                       3,282
Operating-Resorts                                                   61,079
Payroll-Corporate                                                  665,882
Payroll-Resorts(S&W)                                               125,366
Commissions-Post                                                    34,835
HOA Subsidies & Maintenance Fees                                   455,959
Health Claims                                                      402,047
Insurance - Coverage Premiums                                      502,182
IT Equipment Lease                                                 112,585
Professional Fees                                                2,164,884
                                                              ------------

    Total Cash Outflows                                          5,824,173

Capital Expenditures & Maintenance
----------------------------------
Construction                                                       715,000

Interest
--------
Interest Expense on D.I.P.                                         324,684

Other
-----
Other                                                                    -
                                                              ------------
    Total Cash Outflows                                       $  6,863,857
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2001


                                                                 AKGI St.
Legal entity                                                  Maarten, NV
Bankruptcy filing number                                     00-5-6933-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                    $    265,019
Cash in escrow and restricted cash                                646,930
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                        (5,520,982)
Due from related parties                                        4,116,516
Other receivables, net                                          3,082,114
Prepaid expenses and other assets                                 631,748
Investment in joint ventures                                            -
Real estate and development costs                              17,677,430
Property and equipment, net                                       178,653
Intangible assets, net                                                  -
                                                             ------------

                                                             $ 21,077,428
                                                             ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                          2,600,742
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                        217,538
Accrued liabilities                                             3,644,918
Notes payable not subject to compromise                                 -
Deferred income taxes                                              18,920
                                                              -----------
                                                                6,482,118

Stockholders' equity                                           14,595,310
                                                             ------------

Total liabilities and equity                                 $ 21,077,428
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2001


                                                                 AKGI St.
Legal entity                                                  Maarten, NV
Bankruptcy filing number                                     00-5-6933-JS
                                                             ------------
Revenues:
---------
Vacation interests sales                                     $     318,253
Interest income                                                          -
Other income (loss)                                                (97,174)
                                                             -------------
     Total revenues                                                221,079
                                                             -------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                    47,222
Advertising, sales and marketing                                   327,002
Provision for doubtful accounts                                          -
Loan portfolio expenses                                              5,267
General and administrative                                          83,990
Depreciation and amortization                                       14,623
                                                             -------------
Total costs and operating expenses                                 478,104
                                                             -------------

Income (loss) from operations                                     (257,025)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                             -------------

Income (loss) before provision for taxes                          (257,025)

Provision for income taxes                                               -
                                                             -------------
Net income (loss)                                            $    (257,025)
                                                             =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended June 30, 2001


                                                                 AKGI St.
Legal entity                                                  Maarten, NV
Bankruptcy filing number                                     00-5-6933-JS
                                                             ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                       $      2,585
Escrow Funds                                                        4,194
                                                             ------------

  Subtotal-Deposit/Collection Inflows                               6,779

Other
-----
Other                                                                   -
                                                             ------------

  Total Cash Inflows                                                6,779

Outflows:
---------
Operating-Resorts                                                 229,000

Capital Expenditures & Maintenance
----------------------------------
Hurricane Repairs                                                  66,000
                                                             ------------

  Total Cash Outflows                                        $    295,000
                                                             ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2001


                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
Assets:
-------
Cash and cash equivalents                                       $          -
Cash in escrow and restricted cash                                         -
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                                    -
Due from related parties                                                   -
Other receivables, net                                                     -
Prepaid expenses and other assets                                          -
Investment in joint ventures                                               -
Real estate and development costs                                          -
Property and equipment, net                                                -
Intangible assets, net                                                     -
                                                                ------------
                                                                $          -
                                                                ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                     -
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                                 -
Accrued liabilities                                                        -
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                ------------
                                                                           -

Stockholders' equity                                                       -
                                                                ------------

Total liabilities and equity                                    $
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2001


                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
Revenues:
---------
Vacation interests sales                                        $          -
Interest income                                                            -
Other income (loss)                                                        -
                                                                ------------
     Total revenues                                                        -
                                                                ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                           -
Advertising, sales and marketing                                           -
Provision for doubtful accounts                                            -
Loan portfolio expenses                                                    -
General and administrative                                                 -
Depreciation and amortization                                              -
                                                                ------------
Total costs and operating expenses                                         -
                                                                ------------

Income (loss) from operations                                              -

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                                ------------

Income (loss) before provision for taxes                                   -

Provision for income taxes                                                 -
                                                                ------------
Net income (loss)                                               $          -
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended June 30, 2001


                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2001

                                                              All Seasons
                                                                 Resorts,
Legal entity                                                    Inc. (AZ)
Bankruptcy filing number                                     00-5-6936-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                    $    218,700
Cash in escrow and restricted cash                              2,183,756
Mortgages receivable, net                                            (555)
Retained interests                                                      -
Intercompany receivable                                        41,834,840
Due from related parties                                          (92,843)
Other receivables, net                                          6,244,373
Prepaid expenses and other assets                               1,170,231
Investment in joint ventures                                            -
Real estate and development costs                              24,571,827
Property and equipment, net                                     1,782,756
Intangible assets, net                                                  -
                                                             ------------

                                                             $ 77,913,085
                                                             ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                          1,634,588
Notes payable subject to compromise                             1,145,420
Accounts payable not subject to compromise                      1,208,281
Accrued liabilities                                              (147,781)
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                             ------------
                                                                3,840,508

Stockholders' equity                                           74,072,577
                                                             ------------

Total liabilities and equity                                 $ 77,913,085
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2001

                                                              All Seasons
                                                                 Resorts,
Legal entity                                                    Inc. (AZ)
Bankruptcy filing number                                     00-5-6936-JS
                                                             ------------
Revenues:
---------
Vacation interests sales                                     $  3,109,262
Interest income                                                        38
Other income (loss)                                                14,900
                                                             ------------
     Total revenues                                             3,124,200
                                                             ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                  682,347
Advertising, sales and marketing                                1,463,350
Provision for doubtful accounts                                         -
Loan portfolio expenses                                            14,839
General and administrative                                        190,355
Depreciation and amortization                                      26,723
                                                             ------------
Total costs and operating expenses                              2,377,614
                                                             ------------

Income (loss) from operations                                     746,586

Interest expense                                                 (130,182)
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                             ------------

Income (loss) before provision for taxes                          876,768

Provision for income taxes                                              -
                                                             ------------
Net income (loss)                                            $    876,768
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended June 30, 2001

                                                              All Seasons
                                                                 Resorts,
Legal entity                                                    Inc. (AZ)
Bankruptcy filing number                                     00-5-6936-JS
                                                             ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                       $     14,314
Tour Sales                                                        116,929
Operating Refunds                                                 (11,662)
Escrow Funds                                                    1,028,932
Employee Payroll Deduction Reimbursement                              840
                                                             ------------

    Subtotal-Deposit/Collection Inflows                         1,149,354

Other
-----
Asset Sales                                                             -
                                                             ------------

    Total Cash Inflows                                          1,149,354
                                                             ------------

Outflows:
---------
Operating-Resorts                                                 570,301
Payroll-Resorts(S&W)                                              497,713
Commissions-Post                                                  539,007
HOA Subsidies & Maintenance Fees                                   58,248
Insurance - Coverage Premiums                                         147
                                                             ------------
                                                                1,665,416

Capital Expenditures & Maintenance
----------------------------------
Construction                                                            -
                                                             ------------

    Total Cash Outflows                                      $  1,665,416
                                                             ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2001

                                                              All Seasons
                                                                 Resorts,
Legal entity                                                    Inc. (TX)
Bankruptcy filing number                                     00-5-6937-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                    $          -
Cash in escrow and restricted cash                                 32,829
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                        (7,535,778)
Due from related parties                                          186,165
Other receivables, net                                            951,180
Prepaid expenses and other assets                                   3,485
Investment in joint ventures                                            -
Real estate and development costs                               3,778,522
Property and equipment, net                                        52,190
Intangible assets, net                                                  -
                                                             ------------

                                                             $ (2,531,407)
                                                             ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            156,175
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                             50
Accrued liabilities                                              (367,526)
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                             ------------
                                                                 (211,301)

Stockholders' equity                                           (2,320,106)
                                                             ------------

Total liabilities and equity                                 $ (2,531,407)
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2001

                                                              All Seasons
                                                                 Resorts,
Legal entity                                                    Inc. (TX)
Bankruptcy filing number                                     00-5-6937-JS
                                                             ------------
Revenues:
---------
Vacation interests sales                                     $          -
Interest income                                                         -
Other income (loss)                                               (15,400)
                                                             ------------
     Total revenues                                               (15,400)
                                                             ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                        -
Advertising, sales and marketing                                       15
Provision for doubtful accounts                                         -
Loan portfolio expenses                                                 -
General and administrative                                          1,126
Depreciation and amortization                                           -
                                                             ------------
Total costs and operating expenses                                  1,141
                                                             ------------

Income (loss) from operations                                     (16,541)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                             ------------

Income (loss) before provision for taxes                          (16,541)

Provision for income taxes                                              -
                                                             ------------
Net income (loss)                                            $    (16,541)
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended June 30, 2001

                                                              All Seasons
                                                                 Resorts,
Legal entity                                                    Inc. (TX)
Bankruptcy filing number                                     00-5-6937-JS
                                                             ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                       $      1,453
Conversions                                                           (15)
                                                             ------------

    Subtotal-Deposit/Collection Inflows                             1,438

Other
-----
Asset Sales                                                             -
                                                             ------------

Total Cash Inflows                                                  1,438
                                                             ------------

Outflows:
---------
Operating-Resorts                                                  25,777
HOA Subsidies & Maintenance Fees                                  175,158
                                                             ------------

Total Cash Outflows                                          $    200,935
                                                             ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2001

                                                          Grand
                                                          Beach
Legal entity                                         Resort, LP
Bankruptcy filing number                           00-5-6945-JS
                                                   ------------
Assets:
-------
Cash and cash equivalents                          $      2,705
Cash in escrow and restricted cash                    1,325,023
Mortgages receivable, net                                     -
Retained interests                                            -
Intercompany receivable                             (16,089,766)
Due from related parties                              1,632,927
Other receivables, net                                5,430,207
Prepaid expenses and other assets                       170,098
Investment in joint ventures                                  -
Real estate and development costs                    20,714,723
Property and equipment, net                             445,373
Intangible assets, net                                        -
                                                   ------------

                                                   $ 13,631,290
                                                   ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                1,623,198
Notes payable subject to compromise                           -
Accounts payable not subject to compromise              208,661
Accrued liabilities                                   1,757,388
Notes payable not subject to compromise                       -
Deferred income taxes                                         -
                                                   ------------
                                                      3,589,247

Stockholders' equity                                 10,042,043
                                                   ------------

Total liabilities and equity                       $ 13,631,290
                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2001

                                                          Grand
                                                          Beach
Legal entity                                         Resort, LP
Bankruptcy filing number                           00-5-6945-JS
                                                   ------------
Revenues:
---------
Vacation interests sales                              $ 285,554
Interest income                                               -
Other income (loss)                                     (14,632)
                                                   ------------
     Total revenues                                     270,922
                                                   ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                         46,438
Advertising, sales and marketing                        143,388
Provision for doubtful accounts                               -
Loan portfolio expenses                                       -
General and administrative                               41,824
Depreciation and amortization                            20,738
                                                   ------------
Total costs and operating expenses                      252,388
                                                   ------------

Income (loss) from operations                            18,534

Interest expense                                              -
Equity (gain) on investment in joint ventures                 -
Bankruptcy expenses                                           -
                                                   ------------

Income (loss) before provision for taxes                 18,534

Provision for income taxes                                    -
                                                   ------------
Net income (loss)                                     $  18,534
                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended June 30, 2001

                                                          Grand
                                                          Beach
Legal entity                                         Resort, LP
Bankruptcy filing number                           00-5-6945-JS
                                                   ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                             $      3,052
Operating Refunds                                            36
Escrow Funds                                             89,835
Employee Payroll Deduction Reimbursement                  2,144
                                                   ------------

  Subtotal-Deposit/Collection Inflows                    95,067

Other
-----
Asset Sales                                                   -
                                                   ------------

  Total Cash Inflows                                     95,067
                                                   ------------

Outflows:
---------
Operating-Resorts                                        33,403
Payroll-Resorts(S&W)                                     49,422
Commissions-Post                                         29,284
HOA Subsidies & Maintenance Fees                        369,736
                                                   ------------

  Total Cash Outflows                              $    481,846
                                                   ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2001


                                                             Greensprings
Legal entity                                                   Associates
Bankruptcy filing number                                     00-5-6946-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                    $          -
Cash in escrow and restricted cash                                617,442
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                        19,625,296
Due from related parties                                          330,032
Other receivables, net                                          1,094,224
Prepaid expenses and other assets                                       -
Investment in joint ventures                                            -
Real estate and development costs                              11,997,007
Property and equipment, net                                     1,703,463
Intangible assets, net                                                  -
                                                             ------------
                                                             $ 35,367,464
                                                             ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            752,857
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                         16,890
Accrued liabilities                                              (353,448)
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                             ------------
                                                                  416,299

Stockholders' equity                                           34,951,165
                                                             ------------

Total liabilities and equity                                 $ 35,367,464
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2001


                                                             Greensprings
Legal entity                                                   Associates
Bankruptcy filing number                                     00-5-6946-JS
                                                             ------------
Revenues:
---------
Vacation interests sales                                     $    499,613
Interest income                                                         -
Other income (loss)                                               (32,720)
                                                             ------------
   Total revenues                                                 466,893
                                                             ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                  135,546
Advertising, sales and marketing                                   (2,046)
Provision for doubtful accounts                                         -
Loan portfolio expenses                                                 -
General and administrative                                          3,004
Depreciation and amortization                                      14,211
                                                             ------------
Total costs and operating expenses                                150,715
                                                             ------------

Income (loss) from operations                                     316,178

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                             ------------

Income (loss) before provision for taxes                          316,178

Provision for income taxes                                              -
                                                             ------------
Net income (loss)                                            $    316,178
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended June 30, 2001


                                                             Greensprings
Legal entity                                                   Associates
Bankruptcy filing number                                     00-5-6946-JS
                                                             ------------
Cash Flow is combined with Powhatan Associates
00-5-6958-JS

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2001

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $          -
Cash in escrow and restricted cash                                       -
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                                  -
Due from related parties                                                 -
Other receivables, net                                                   -
Prepaid expenses and other assets                                        -
Investment in joint ventures                                             -
Real estate and development costs                                        -
Property and equipment, net                                              -
Intangible assets, net                                                   -
                                                              ------------

                                                              $          -
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                   -
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                               -
Accrued liabilities                                                      -
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                         -

Stockholders' equity                                                     -
                                                              ------------

Total liabilities and equity                                  $          -
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2001

                                                               Greensprings
                                                                 Plantation
Legal entity                                                  Resorts, Inc.
Bankruptcy filing number                                       00-5-6947-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $          -
Interest income                                                          -
Other income (loss)                                                      -
                                                              ------------
     Total revenues                                                      -
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                               -
Depreciation and amortization                                            -
                                                              ------------
Total costs and operating expenses                                       -
                                                              ------------

Income (loss) from operations                                            -

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                                 -

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $          -
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended June 30, 2001

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2001

                                                                   Harich
                                                                    Tahoe
Legal entity                                                  Development
Bankruptcy filing number                                     00-5-6948-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                    $          -
Cash in escrow and restricted cash                                      -
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                        (3,824,901)
Due from related parties                                                -
Other receivables, net                                            456,268
Prepaid expenses and other assets                                  50,456
Investment in joint ventures                                            -
Real estate and development costs                                 552,740
Property and equipment, net                                        11,111
Intangible assets, net                                                  -
                                                             ------------

                                                             $ (2,754,326)
                                                             ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                             28,378
Notes payable subject to compromise                             1,154,643
Accounts payable not subject to compromise                              -
Accrued liabilities                                                85,200
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                             ------------
                                                                1,268,221

Stockholders' equity                                           (4,022,547)
                                                             ------------

Total liabilities and equity                                 $ (2,754,326)
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2001


                                                                   Harich
                                                                    Tahoe
Legal entity                                                  Development
Bankruptcy filing number                                     00-5-6948-JS
                                                             ------------
Revenues:
---------
Vacation interests sales                                     $          -
Interest income                                                         -
Other income (loss)                                                (5,920)
                                                             ------------
     Total revenues                                                (5,920)
                                                             ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                        -
Advertising, sales and marketing                                        -
Provision for doubtful accounts                                         -
Loan portfolio expenses                                                 -
General and administrative                                          1,473
Depreciation and amortization                                           -
                                                             ------------
Total costs and operating expenses                                  1,473
                                                             ------------

Income (loss) from operations                                      (7,393)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                             ------------

Income (loss) before provision for taxes                           (7,393)

Provision for income taxes                                              -
                                                             ------------
Net income (loss)                                            $     (7,393)
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended June 30, 2001

                                                                   Harich
                                                                    Tahoe
Legal entity                                                  Development
Bankruptcy filing number                                     00-5-6948-JS
                                                             ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                       $          -
                                                             ------------

  Subtotal-Deposit/Collection Inflows                                   -

Other
-----
Asset Sales                                                             -
                                                             ------------

  Total Cash Inflows                                                    -
                                                             ------------

Outflows:
---------
Operating-Resorts                                                       -
                                                             ------------
  Total Cash Outflows                                        $          -
                                                             ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2001

                                                                Lake Tahoe
                                                                    Resort
Legal entity                                                 Partners, LLC
Bankruptcy filing number                                      00-5-6952-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                    $      43,109
Cash in escrow and restricted cash                                 381,601
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                        (31,449,002)
Due from related parties                                                 -
Other receivables, net                                           2,750,684
Prepaid expenses and other assets                                  153,809
Investment in joint ventures                                             -
Real estate and development costs                               45,757,073
Property and equipment, net                                        106,436
Intangible assets, net                                                   -
                                                             -------------

                                                             $  17,743,710
                                                             =============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           3,785,477
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                         559,111
Accrued liabilities                                               (442,970)
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                             -------------
                                                                 3,901,618

Stockholders' equity                                            13,842,092
                                                             -------------

Total liabilities and equity                                 $  17,743,710
                                                             =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2001

                                                                Lake Tahoe
                                                                    Resort
Legal entity                                                 Partners, LLC
Bankruptcy filing number                                      00-5-6952-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $    465,467
Interest income                                                          -
Other income (loss)                                               (119,865)
                                                              ------------
     Total revenues                                                345,602
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                   182,700
Advertising, sales and marketing                                   205,412
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                          48,108
Depreciation and amortization                                        6,427
                                                              ------------
Total costs and operating expenses                                 442,647
                                                              ------------

Income (loss) from operations                                      (97,045)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                           (97,045)

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $    (97,045)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended June 30, 2001

                                                                Lake Tahoe
                                                                    Resort
Legal entity                                                 Partners, LLC
Bankruptcy filing number                                      00-5-6952-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                        $      2,915
Closing Costs                                                        1,359
Escrow Funds                                                       138,919
                                                              ------------

    Subtotal-Deposit/Collection Inflows                            143,192
                                                              ------------

Other
-----
Asset Sales                                                              -
                                                              ------------
    Total Cash Inflows                                             143,192
                                                              ------------

Outflows:
---------
Operating-Resorts                                                   71,389
Payroll-Resorts(S&W)                                                71,300
Commissions-Post                                                    74,298
HOA Subsidies & Maintenance Fees                                    49,476
Insurance - Coverage Premiums                                          322
                                                              ------------

    Total Cash Outflows                                       $    266,785
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2001

                                                                     MMG
                                                               Development
Legal entity                                                         Corp.
Bankruptcy filing number                                      00-5-6954-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $     39,734
Cash in escrow and restricted cash                               1,167,824
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                        (26,570,181)
Due from related parties                                            66,584
Other receivables, net                                           1,536,790
Prepaid expenses and other assets                                  282,969
Investment in joint ventures                                             -
Real estate and development costs                               21,948,513
Property and equipment, net                                      5,338,965
Intangible assets, net                                                   -
                                                              ------------

                                                              $  3,811,198
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           2,263,646
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                         207,700
Accrued liabilities                                             (1,624,627)
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                   846,719

Stockholders' equity                                             2,964,479
                                                              ------------

Total liabilities and equity                                  $  3,811,198
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2001

                                                                     MMG
                                                               Development
Legal entity                                                         Corp.
Bankruptcy filing number                                      00-5-6954-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $          -
Interest income                                                          -
Other income (loss)                                               (105,097)
                                                              ------------
     Total revenues                                               (105,097)
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                    16,023
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                          16,464
Depreciation and amortization                                       19,252
                                                              ------------
Total costs and operating expenses                                  51,739
                                                              ------------

Income (loss) from operations                                     (156,836)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                          (156,836)

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $   (156,836)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended June 30, 2001

                                                                     MMG
                                                               Development
Legal entity                                                         Corp.
Bankruptcy filing number                                      00-5-6954-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                        $     46,384
Tour Sales                                                            (152)
Operating Refunds                                                     (717)
Escrow Funds                                                         7,801
Employee Payroll Deduction Reimbursement                               809
                                                              ------------

  Subtotal-Deposit/Collection Inflows                               54,125

Other
-----
Asset Sales                                                              -
                                                              ------------

  Total Cash Inflows                                                54,125
                                                              ------------

Outflows:
---------
Operating-Resorts                                                   11,468
Payroll-Resorts(S&W)                                                34,986
Commissions-Post                                                    24,370
HOA Subsidies & Maintenance Fees                                   117,970
                                                              ------------

  Total Cash Outflows                                         $    188,794
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2001


                                                               Port Royal
Legal entity                                                 Resort, L.P.
Bankruptcy filing number                                     00-5-6957-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                    $          -
Cash in escrow and restricted cash                                 81,976
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                          (521,912)
Due from related parties                                            3,541
Other receivables, net                                            773,237
Prepaid expenses and other assets                                  61,515
Investment in joint ventures                                            -
Real estate and development costs                                 503,398
Property and equipment, net                                       128,231
Intangible assets, net                                                  -
                                                             ------------
                                                             $  1,029,986
                                                             ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            276,251
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                          1,375
Accrued liabilities                                              (205,779)
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                             ------------
                                                                   71,847

Stockholders' equity                                              958,139
                                                             ------------

Total liabilities and equity                                 $  1,029,986
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2001


                                                               Port Royal
Legal entity                                                 Resort, L.P.
Bankruptcy filing number                                     00-5-6957-JS
                                                             ------------
Revenues:
---------
Vacation interests sales                                     $          -
Interest income                                                         -
Other income (loss)                                                (2,008)
                                                             -------------
     Total revenues                                                (2,008)
                                                             -------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                        -
Advertising, sales and marketing                                      376
Provision for doubtful accounts                                       961
Loan portfolio expenses                                                 -
General and administrative                                          3,895
Depreciation and amortization                                           -
                                                             ------------
Total costs and operating expenses                                  5,232
                                                             ------------

Income (loss) from operations                                      (7,240)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                             ------------

Income (loss) before provision for taxes                           (7,240)

Provision for income taxes                                              -
                                                                        -
                                                            -------------
Net income (loss)                                           $      (7,240)
                                                            =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended June 30, 2001


                                                               Port Royal
Legal entity                                                 Resort, L.P.
Bankruptcy filing number                                     00-5-6957-JS
                                                             ------------
Inflows:
--------

Deposit/Collection
----------------
Encore                                                       $      2,807
Sports Package                                                        150
Escrow Funds                                                          600
                                                             ------------

    Subtotal-Deposit/Collection Inflows                             3,557

Other
-----
Asset Sales                                                             -
                                                             ------------

    Total Cash Inflows                                              3,557
                                                             ------------

Outflows:
---------
Operating-Resorts                                                   1,362
                                                             ------------

    Total Cash Outflows                                      $      1,362
                                                             ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2001


                                                                  Powhatan
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6958-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $          -
Cash in escrow and restricted cash                                 446,463
Mortgages receivable, net                                          767,256
Retained interests                                                       -
Intercompany receivable                                         16,586,761
Due from related parties                                           419,714
Other receivables, net                                           1,749,438
Prepaid expenses and other assets                                       (1)
Investment in joint ventures                                             -
Real estate and development costs                                9,209,907
Property and equipment, net                                         36,801
Intangible assets, net                                                   -
                                                              ------------

                                                              $ 29,216,339
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                             489,364
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                          38,521
Accrued liabilities                                                471,283
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -

                                                              ------------
                                                                   999,168

Stockholders' equity                                            28,217,171
                                                              ------------

Total liabilities and equity                                  $ 29,216,339
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2001


                                                                  Powhatan
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6958-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $    671,144
Interest income                                                         (1)
Other income (loss)                                                (45,425)
                                                              ------------
   Total revenues                                                  625,718
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                   135,560
Advertising, sales and marketing                                    (4,964)
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                          (3,696)
Depreciation and amortization                                        2,291
                                                              ------------
Total costs and operating expenses                                 129,191
                                                              ------------

Income (loss) from operations                                      496,527

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                           496,527

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $    496,527
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended June 30, 2001


                                                                  Powhatan
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6958-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                        $      2,516
Rental Income                                                        4,562
Tour Sales                                                          43,642
Operating Refunds                                                   (2,013)
Escrow Funds                                                       590,238
Employee Payroll Deduction Reimbursement                            15,492
                                                              ------------

  Subtotal-Deposit/Collection Inflows                              654,438

Other
-----
Asset Sales                                                              -
                                                              ------------

  Total Cash Inflows                                               654,438
                                                              ------------

Outflows:
---------
Operating-Resorts                                                  330,084
Payroll-Resorts(S&W)                                               429,113
Commissions-Post                                                     3,213
HOA Subsidies & Maintenance Fees                                   101,725
Insurance - Coverage Premiums                                          559
                                                              ------------

  Total Cash Outflows                                         $    864,695
                                                              ------------

Includes Powhatan Associates (00-5-6958-JS) and
  Greensprings Associates (00-5-6946-JS)

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2001

                                                                     Resort
                                                                  Marketing
Legal entity                                               Internat'l, Inc.
Bankruptcy filing number                                       00-5-6961-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                      $     83,501
Cash in escrow and restricted cash                                  253,020
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                          (8,099,554)
Due from related parties                                           (283,421)
Other receivables, net                                              165,204
Prepaid expenses and other assets                                 1,139,805
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                         560,469
Intangible assets, net                                                    -
                                                               ------------

                                                               $ (6,180,976)
                                                               ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            4,000,473
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                          229,696
Accrued liabilities                                                 155,819
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                  4,385,988

Stockholders' equity                                            (10,566,964)
                                                               ------------

Total liabilities and equity                                   $ (6,180,976)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2001

                                                                     Resort
                                                                  Marketing
Legal entity                                               Internat'l, Inc.
Bankruptcy filing number                                       00-5-6961-JS
                                                               ------------
Revenues:
---------
Vacation interests sales                                       $          -
Interest income                                                           -
Other income (loss)                                                     870
                                                               ------------
  Total revenues                                                        870
                                                               ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                    775,196
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                          (94,026)
Depreciation and amortization                                         7,349
                                                               ------------
Total costs and operating expenses                                  688,519
                                                               ------------

Income (loss) from operations                                      (687,649)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                           (687,649)

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $   (687,649)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended June 30, 2001

                                                                     Resort
                                                                  Marketing
Legal entity                                               Internat'l, Inc.
Bankruptcy filing number                                       00-5-6961-JS
                                                               ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                         $        325
Operating Refunds                                                       (79)
                                                               ------------

  Subtotal-Deposit/Collection Inflows                                   246

Other
-----
Asset Sales                                                               -
                                                               ------------

  Total Cash Inflows                                                    246
                                                               ------------
Outflows:
---------
Operating-Premier                                                     5,576
Operating-Carlsbad                                                    5,272
Operating-Resorts                                                   267,009
Payroll-Resorts(S&W)                                                 34,426
Commissions-Post                                                      1,230
                                                               ------------

  Total Cash Outflows                                          $    313,512
                                                               ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2001

                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                   $          -
Cash in escrow and restricted cash                                     -
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                       (1,380,034)
Due from related parties                                               -
Other receivables, net                                           317,709
Prepaid expenses and other assets                                 91,970
Investment in joint ventures                                           -
Real estate and development costs                              2,124,885
Property and equipment, net                                            -
Intangible assets, net                                                 -
                                                            ------------

                                                            $  1,154,530
                                                            ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                 -
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                        55,958
Accrued liabilities                                              121,946
Notes payable not subject to compromise                                -
Deferred income taxes                                                  -
                                                            ------------
                                                                 177,904

Stockholders' equity                                             976,626
                                                            ------------

Total liabilities and equity                                $  1,154,530
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2001

                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
Revenues:
---------
Vacation interests sales                                    $          -
Interest income                                                        -
Other income (loss)                                              (15,328)
                                                            ------------
  Total revenues                                                 (15,328)
                                                            ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                       -
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                            30
Depreciation and amortization                                          -
                                                            ------------
Total costs and operating expenses                                    30
                                                            ------------

Income (loss) from operations                                    (15,358)

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                            ------------

Income (loss) before provision for taxes                         (15,358)

Provision for income taxes                                             -
                                                            ------------
Net income (loss)                                           $    (15,358)
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended June 30, 2001

                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                      $          -
                                                            ------------

  Subtotal-Deposit/Collection Inflows                                  -

Other
-----
Asset Sales                                                            -
                                                            ------------

  Total Cash Inflows                                                   -
                                                            ------------

Outflows:
---------
Operating-Resorts                                                      -
                                                            ------------

  Total Cash Outflows                                       $          -
                                                            ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2001



Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                   $          -
Cash in escrow and restricted cash                                     -
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                                -
Due from related parties                                               -
Other receivables, net                                                 -
Prepaid expenses and other assets                                      -
Investment in joint ventures                                           -
Real estate and development costs                                      -
Property and equipment, net                                            -
Intangible assets, net                                                 -
                                                            ------------

                                                            $          -
                                                            ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                 -
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                             -
Accrued liabilities                                                    -
Notes payable not subject to compromise                                -
Deferred income taxes                                                  -
                                                            ------------
                                                                       -

Stockholders' equity                                                   -
                                                            ------------

Total liabilities and equity                                $          -
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2001



Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
Revenues:
---------
Vacation interests sales                                    $          -
Interest income                                                        -
Other income (loss)                                                    -
                                                            ------------
  Total revenues                                                       -
                                                            ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                       -
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                             -
Depreciation and amortization                                          -
                                                            ------------
Total costs and operating expenses                                     -
                                                            ------------

Income (loss) from operations                                          -

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                            ------------

Income (loss) before provision for taxes                               -

Provision for income taxes                                             -
                                                            ------------
Net income (loss)                                           $          -
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended June 30, 2001



Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2001

                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $    621,560
Cash in escrow and restricted cash                              23,848,722
Mortgages receivable, net                                      186,484,749
Retained interests                                              28,448,755
Intercompany receivable                                       (210,357,132)
Due from related parties                                          (231,079)
Other receivables, net                                              69,315
Prepaid expenses and other assets                                  472,519
Investment in joint ventures                                             -
Real estate and development costs                                        -
Property and equipment, net                                        746,372
Intangible assets, net                                           9,390,055
                                                              ------------

                                                              $ 39,493,836
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           3,979,908
Notes payable subject to compromise                             87,466,227
Accounts payable not subject to compromise                       1,051,313
Accrued liabilities                                                411,603
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                92,909,051

Stockholders' equity                                           (53,415,215)
                                                              ------------

Total liabilities and equity                                  $ 39,493,836
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2001

                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $          -
Interest income                                                  2,043,953
Other income (loss)                                                219,031
                                                              ------------
  Total revenues                                                 2,262,984
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                    285,127
Loan portfolio expenses                                            994,882
General and administrative                                        (239,443)
Depreciation and amortization                                       16,528
                                                              ------------
Total costs and operating expenses                               1,057,094
                                                              ------------

Income (loss) from operations                                    1,205,890

Interest expense                                                 1,015,035
Other nonoperating expenses                                              -
Realized (gain) on available-for-sale securities                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                           190,855

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $    190,855
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended June 30, 2001

                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Operating Refunds                                             $      5,282
Sunterra Finance Servicing Fee Income                               99,879
Employee Payroll Deduction Reimbursement                            20,440
                                                              ------------

    Subtotal-Deposit/Collection Inflows                            125,601

Other
-----
Asset Sales                                                              -
                                                              ------------

    Total Cash Inflows                                             125,601
                                                              ------------

Outflows:
---------
Operating-Sunterra Finance                                         368,215
Payroll-Sunterra Finance                                           471,641
Commissions-Post                                                    34,383
Insurance - Coverage Premiums                                          590
Professional Fees                                                   28,224
                                                              ------------

    Total Cash Outflows                                       $    903,052
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2001


                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $    166,880
Cash in escrow and restricted cash                                  82,694
Mortgages receivable, net                                        1,447,785
Retained interests                                                       -
Intercompany receivable                                        (12,397,761)
Due from related parties                                           311,712
Other receivables, net                                             289,154
Prepaid expenses and other assets                                  809,178
Investment in joint ventures                                             -
Real estate and development costs                                6,523,352
Property and equipment, net                                      5,271,141
Intangible assets, net                                                   -
                                                              ------------

                                                              $  2,504,135
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                             824,786
Notes payable subject to compromise                                 (4,138)
Accounts payable not subject to compromise                         103,419
Accrued liabilities                                                608,748
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 1,532,815

Stockholders' equity                                               971,320
                                                              ------------

Total liabilities and equity                                  $  2,504,135
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2001


                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $          -
Interest income                                                     11,423
Other income (loss)                                               (276,466)
                                                              ------------
  Total revenues                                                  (265,043)
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                     15,825
Loan portfolio expenses                                                  -
General and administrative                                          17,588
Depreciation and amortization                                       42,681
                                                              ------------
Total costs and operating expenses                                  76,094
                                                              ------------

Income (loss) from operations                                     (341,137)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                          (341,137)

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $   (341,137)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended June 30, 2001


                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                        $         53
Operating Refunds                                                        -
                                                              ------------
  Subtotal-Deposit/Collection Inflows                                   53

Other
-----
Asset Sales                                                              -
                                                              ------------

  Total Cash Inflows                                                    53
                                                              ------------

Outflows:
---------
Operating-Resorts                                                        -
                                                              ------------

  Total Cash Outflows                                         $          -
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2001


                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                      $          -
Cash in escrow and restricted cash                                        -
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                                   -
Due from related parties                                                  -
Other receivables, net                                                    -
Prepaid expenses and other assets                                         -
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                               -
Intangible assets, net                                                    -
                                                               ------------

                                                               $          -
                                                               ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                    -
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                                -
Accrued liabilities                                                       -
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                          -

Stockholders' equity                                                      -
                                                               ------------

Total liabilities and equity                                   $          -
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2001


                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
Revenues:
---------
Vacation interests sales                                       $          -
Interest income                                                           -
Other income (loss)                                                       -
                                                               ------------
     Total revenues                                                       -
                                                               ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                                -
Depreciation and amortization                                             -
                                                               ------------
Total costs and operating expenses                                        -
                                                               ------------

Income (loss) from operations                                             -

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                                  -

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $          -
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended June 30, 2001


                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2001

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                      $          -
Cash in escrow and restricted cash                                        -
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                           3,082,831
Due from related parties                                                  -
Other receivables, net                                              193,281
Prepaid expenses and other assets                                         -
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                               -
Intangible assets, net                                                    -
                                                               ------------

                                                               $  3,276,112
                                                               ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            1,496,382
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                           37,185
Accrued liabilities                                                       -
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                  1,533,567

Stockholders' equity                                              1,742,545
                                                               ------------

Total liabilities and equity                                   $  3,276,112
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2001

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Revenues:
---------
Vacation interests sales                                       $          -
Interest income                                                           -
Other income (loss)                                                       -
                                                               ------------
  Total revenues                                                          -
                                                               ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                            1,153
Depreciation and amortization                                             -
                                                               ------------
Total costs and operating expenses                                    1,153
                                                               ------------

Income (loss) from operations                                        (1,153)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                             (1,153)

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $     (1,153)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended June 30, 2001

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Inflows:
--------

Deposit/Collection
------------------
 Operating Refunds                                             $          -
                                                               ------------
  Subtotal-Deposit/Collection Inflows                                     -

Other
-----
Asset Sales                                                               -
                                                               ------------

  Total Cash Inflows                                                      -
                                                               ------------

Outflows:
---------
Operating-Resorts                                                         -
                                                               ------------

  Total Cash Outflows                                          $          -
                                                               ------------